                                                                    EXHIBIT 10.3













                    PENSION PLAN OF EMPLOYEES OF MOTOR CARGO
                                       AND
                                 TRUST AGREEMENT

















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                    PENSION PLAN FOR EMPLOYEES OF MOTOR CARGO

         This pension plan is an amendment by restatement of the Pension Plan for Employees of Motor Cargo. The Plan was effective August 1, 1977, and Motor Cargo now amends the Plan to comply with the Tax Reform Act of 1986 and subsequent legislation.

         The Plan is an individually prepared plan for the Employer which utilizes the prototype basic plan document of PPD Consulting, Ltd., a regional defined benefit prototype plan sponsor. This adoption agreement and the basic plan constitute the entire plan and trust document. Motor Cargo incorporates the basic plan document of PPD Consulting, Ltd. by reference and attaches it to this Adoption Agreement. Any provision in the basic plan document that applies to a "nonstandardized" also applies to this Adoption Agreement.

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Motor Cargo, a Utah corporation, is the sole Employer adopting this Plan.

         1.02 TRUSTEE The Trustee is West One Trust Company, Salt Lake City, Utah. The Trustee is a discretionary trustee.

         1.03 PLAN. The name of the Plan as adopted by the Employer is the Pension Plan for Employees of Motor Cargo.

         1.07 EMPLOYEE. The Plan does not excludes from eligibility Employees whose pension benefits are the subject of collective bargaining as defined in
Section 1.07(A) of the Plan. Leased Employees treated as Employees under
Section 1.31 of the Plan are excluded.

        RELATED EMPLOYERS. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement
Section 1.07. If any member of the Employer's related group does not execute a Participation Agreement, that related group member's Employees are not eligible to participate in the Plan.

         1.12 COMPENSATION. GENERAL DEFINITION OF COMPENSATION (SEE SECTION 1.12(A) OF THE PLAN). Any reference in the Plan to the general definition of Compensation is a reference to the "current income definition" of Compensation.

         1.14 AVERAGE COMPENSATION. DEFINITION OF AVERAGE COMPENSATION. THIS PLAN DOES not use Average Compensation.

         1.16  ACTUARIAL DEFINITIONS.

         ACTUARIAL FACTORS. To determine actuarial equivalence under the Plan, the Plan Administrator will use the following assumptions, except as the Plan otherwise requires:

         POST-RETIREMENT.
         Interest: 8%
         Mortality: UP - 1984 Unisex Pension Mortality Table

         PRE-RETIREMENT.
         Interest: 8%

         PBGC INTEREST RATES. In applying Section 1.16(B) of the Plan, the applicable PBGC interest rates are those in effect on the first day of the Plan Year in which the Participant's distribution occurs.

         1.17 PLAN YEAR/LIMITATION YEAR. PLAN YEAR. Plan Year means the 12 consecutive month period ending every December 31.
         LIMITATION YEAR. The Limitation Year is the Plan Year.

         1.18 EFFECTIVE DATE. The restated Effective Date is January 1, 1989, except as otherwise provided in this Adoption Agreement or in the basic plan document. The basic plan document provisions of Part 2 of Article III relating to limitations on annual benefits and the provisions of Section 10.06 relating to the mandatory distribution rules of Code Section 401(a)(9) are effective for Plan Years beginning after December 31, 1986.

         1.27 HOUR OF SERVICE. The crediting method for Hours of Service is the actual method. If a Participant incurs a Disability, the Plan Administrator will credit Hours of Service under Section 1.27(c) of the Plan to the Participant for purposes on benefit accrual without regard to the 501 Hours of Service limit until the earlier of (1) the date the Participant is no longer subject to the Disability, or (2) the date the Participant attains Normal Retirement Age.

         1.29 SERVICE FOR PREDECESSOR EMPLOYER. The Plan does credit Service with any predecessor or prior employer(s) except as otherwise specifically provided. See Article VII regarding vesting and Article V regarding pension benefits.

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

         2.01 ELIGIBILITY. ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee must complete one Year of Service. The Plan does not impose an age condition for participation.
PLAN ENTRY DATE. "Plan Entry Date" means the restated Effective Date and the first day of every month of the Plan Year.
TIME OF PARTICIPATION. An Employee will become a Participant on the Plan
Entry Date (if employed on that date) coincident with or immediately following the date the Employee completes the eligibility conditions described in this Adoption Agreement Section 2.01.

         2.02 YEAR OF SERVICE - PARTICIPATION. HOURS OF SERVICE. An Employee must complete 1,000 Hours of Service during an eligibility computation period to receive credit for a Year of Service under Article II.

ELIGIBILITY COMPUTATION PERIOD. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as the anniversary of the Employment Commencement Date.

         2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described in Section 2.03(B) of the Plan applies to the Employer's Plan.

         2.06 ELECTION NOT TO PARTICIPATE. The Plan does not permit an eligible Employee or a Participant to elect not to participate.

                                   ARTICLE III
                             EMPLOYER CONTRIBUTIONS

         3.06 OVERALL LIMITATIONS. The defined contribution plan limitation under Section 3.06 of the Plan applies to the Employer's Plan. To the extent necessary to satisfy the limitation under Section 3.06, the Employer will reduce the Participant's contribution to the defined contribution plan.

                                    ARTICLE V
                           NORMAL RETIREMENT BENEFIT

         5.01 NORMAL RETIREMENT. Normal Retirement Age under the Plan is age 65.

         5.02 AMOUNT OF NORMAL RETIREMENT PENSION/ACCRUED BENEFIT. A Participant's normal annual retirement pension is the sum of the following (a) and (b)):

         (a) $240 per year for each Year of Service prior to January 1, 1977. A Year of Service for this purpose is 12 months of uninterrupted Service of the Employer or Bonanza Trucking Company, Inc. and R & R Trucking after the completion of a Year of Service. A leave of absence for military service, approved educational program, sickness disability or termination followed by re-employment within 60 days is not a break in the continuity of Service.

         (b) For each year of Future Service, a Participant will receive the benefit determined under the following formula:

                                                                 The Annual
                  For a Plan Year in Which                    Retirement Income
                  Hours of Service were:                       benefit will be:
                  ----------------------                       ----------------

                           1,800 or more                            $240
                  At least 1,600 but less than 1,800                 216
                  At least 1,400 but less than 1,600                 192
                  At least 1,200 but less than 1,400                 168
                  At least 1,000 but less than 1,200                 144
                           Less than 1,000                             0

Future Service means a Plan Year after December 31, 1976, in which the Participant completes at least 1,000 Hours of Service for the Employer.

In no event shall a Participant's normal retirement pension exceed the pension based upon the 25 consecutive Years of Service prior to January 1, 1977, and Years of Future Service as defined in (b) above in which the Participant's pension would be the greatest.

PART III. SPECIAL Rules. SPECIAL ACCRUAL RULE. The Plan applies the special accrual rule in Section 5.02(D) of the Plan.

         5.03 NORMAL FORM OF BENEFIT. The normal form of benefit for a Participant is a straight life annuity. The Trustee shall pay retirement benefits monthly.

                                   ARTICLE VI
                            EARLY RETIREMENT PENSION

         6.01 EARLY RETIREMENT PENSION. Early retirement is a date after the Participant has attained age 55 and is 100% vested. A Participant who has satisfied the requirements for an early retirement pension may elect to retire early by giving 60 days prior written notice to the Advisory Committee. The Participant's early retirement pension shall be his normal retirement pension reduced by .375% for each month by which his early retirement date precedes his normal retirement date.

                                   ARTICLE VII
                               DISABILITY PENSION

         7.01 DISABILITY PENSION. The Plan provides a disability pension who has not attained age 55. The disability pension equals 55% of the Participant's Non-forfeitable Accrued Benefit payable at the Participant's Normal Retirement Date. When a Participant attains age 55, the provisions of Section 6.01 apply.

                                  ARTICLE VIII
                     DEFERRED VESTED PENSION - DEATH BENEFIT

         8.03 PAYMENT OF DEFERRED VESTED PENSION. PRESENT VALUE DOES NOT EXCEED $3,500. If the present value of the Participant's deferred vested pension does not exceed $3,500, the Advisory Committee will direct the Trustee to pay the pension, in accordance with Section 8.03(a) of the Plan as soon as administratively practicable following the Participant's Separation from Service. If the Participant's Separation from Service occurs after December 31, 1993, and the present value of his deferred vested pension is $25, the Trustee will pay the pension in lump sum.

PRESENT VALUE EXCEEDS $3,500. If the present value of the Participant's deferred vested pension exceeds $3,500 after the Participant satisfies the requirements for an early retirement pension, the Participant then has a continuing right to elect to commence payment of his deferred vested pension commencing on the first administratively practical distribution date. A distribution date is the first day of the month of each Plan Year. If the Participant has attained Normal Retirement Age, the Participant may make the foregoing election even if he has not separated from Service.

         8.04 PRE-RETIREMENT DEATH BENEFIT. The death benefit under Section 8.04 of the Plan equals present value of the Participant's Accrued Benefit.

         8.05 VESTING SCHEDULE. PARTICIPANT DISABILITY. The 100% vesting rule under Section 8.05 of the Plan does not apply to disability.

VESTING SCHEDULE. The following vesting schedule applies for Plan Years beginning after December 31, 1988:

         Years of                           Non-forfeitable
         Service                              Percentage
         -------                              ----------

         Less than 5 ...............................0%
         5 or more ...............................100%

TOP HEAVY VESTING SCHEDULE. The following vesting schedule applies in the Plan Year for which the Plan first is top heavy and then in all subsequent Plan Years.

         Years of                           Non-forfeitable
         Service                              Percentage
         -------                              ----------

         Less than 3................................0%
         3 or more ..............................100%

MINIMUM VESTING. The present value of a Participant's Non-forfeitable Accrued Benefit will never be less than the lesser of $25.00 or the present value of his entire Accrued Benefit, even if the application of the vesting schedule would result in a Non-forfeitable Accrued Benefit with a smaller present value. The minimum vesting provision of this paragraph applies for Plan Years beginning after December 31, 1993.

         8.06 YEAR OF SERVICE - VESTING. HOURS OF SERVICE. An Employee must complete at least 1,000 Hours of Service during a vesting computation period to receive credit for a Year of Service under Article VIII. For Service prior to January 1, 1977, the Plan shall determine a Year of Service for vesting as 1/12 of all the Participant's completed months of interrupted Service for the Employer or its predecessor, Bonanza Trucking Company, Inc. and R & R Trucking. A leave of absence for military service, approved educational program, sickness, disability or termination of employment followed by re-employment within 60 days shall not be considered an interruption of continuous Service.

VESTING COMPUTATION PERIOD. The Plan measures a Year of Service on the basis of Plan Years.

         8.08 DISREGARD OF ACCRUED BENEFIT. The deemed cash-out rule described in Section 8.09 of the Plan does not apply.

                                   ARTICLE IX
                         PRERETIREMENT SURVIVOR ANNUITY

         9.01 PRERETIREMENT SURVIVOR ANNUITY - Eligibility. PRESENT VALUE DOES NOT EXCEED $3,500. If the present value of the preretirement survivor annuity does NOT exceed $3,500, the Advisory Committee will direct the Trustee to pay the death benefit in lump sum as soon as administratively practicable following the Participant's death.

PRESENT VALUE EXCEEDS $3,500. If the present value of the preretirement survivor annuity exceeds $3,500, the surviving spouse may elect to commence payment of that annuity as of the first day of any month following the earlier of (1) the Participant's earliest retirement age (see Sections 6.01 and 8.03 of the Adoption Agreement), or (2) the Participant's Normal Retirement Age.

                                    ARTICLE X
             PAYMENT OF ACCRUED BENEFIT - OPTIONAL FORMS OF PAYMENT

         10.02 QUALIFIED JOINT AND SURVIVOR ANNUITY. SURVIVOR ANNUITY PERCENTAGE. The survivor annuity percentage equals 50%.

         10.03 COMMENCEMENT OF BENEFITS. No modifications apply to Section 10.03 of the Plan, except the Plan does not permit a hardship withdrawal following Separation from Service.

         10.05 OPTIONAL FORMS OF DISTRIBUTION. In lieu of the optional forms of distribution described in Section 10.05(A) of the basic plan document, the Plan provides the following optional forms of distribution: (1) Five year certain and life thereafter; and (2) joint and 100% survivor annuity.

                                  ARTICLE XVII
                  INVESTMENT IN INSURANCE OR ANNUITY CONTRACTS

         17.01 PURCHASE OF LIFE INSURANCE AND ANNUITY CONTRACTS. The Plan does not determine any portion of the Participant's death benefit under Section 8.04 on the basis of the face amount of life insurance purchased on behalf of the Participant.

         The Trustee, executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officer, has executed this Adoption

         Agreement, and the Trustee signified its acceptance, in Salt Lake City, Utah, on this 29 day of December, 1994.


                                 MOTOR CARGO


                                 By:    /s/  LYNN H. WHEELER
                                    --------------------------------------
                                    Lynn H.  Wheeler, Vice President/Finance


                                             "EMPLOYER"


                                 WEST ONE TRUST COMPANY
                                 Salt Lake City, Utah


                                 By:   /s/  GLEN T. EVANS
                                    --------------------------------------
                                            Glen T. Evans, Trust Officer

                                            "TRUSTEE"

                  SPECIAL MEETING OF THE BOARD OF DIRECTORS OF
                                   MOTOR CARGO

         A special meeting of the Board of Directors of Motor Cargo, a corporation organized and existing under and by virtue of the laws of the State of Utah, was held on the ___ day of December, 1994, pursuant to a consent to hold the meeting without prior notice, such consent indicated by the signatures of the Directors to these Minutes. There were present at the meeting, the following Directors:

   HAROLD R TATE             LOU V.  HOLDNER           MARVIN L.  FRIEDLAND

constituting the three Directors of the Corporation. Upon motion duly made, seconded and unanimously adopted, Harold R. Tate was chosen as Chairman and Marvin L. Friedland was chosen as Secretary of the meeting.

         The Chairman announced the only order of business was the consideration by the Board of amendments to the existing pension plan. The Chairman then explained Congress has passed new laws affecting the terms of the existing retirement plan and the Corporation must amend the plan in order to maintain its qualification under the Internal Revenue Code. The Chairman further explained that the Corporation could make the necessary amendments by restating the plan in full with the amended pages and amended articles incorporated within the plan as restated. The Chairman then presented the proposed changes to the Board. After an explanation by the Chairman of the terms of the proposed amendments, including amendments not required for plan qualification, motion was made, seconded and it was unanimously:

         RESOLVED, THAT THE CORPORATION ADOPT ALL OF THE AMENDMENTS TO THE EXISTING PENSION PLAN PROPOSED AT THIS MEETING, ALL OF SUCH AMENDMENTS TO BE EFFECTIVE FOR THE PLAN YEAR COMMENCING JANUARY 1, 1987, EXCEPT AS NOTED IN THE PLAN. TO EFFECT THE AMENDMENT OF THE PLAN, THE CORPORATION SHALL RESTATE THE PLAN IN FULL WITH THE AMENDED PAGES AND AMENDED ARTICLES INCORPORATED WITHIN THE PLAN AS RESTATED AND LYNN H. WHEELER IS DESIGNATED AND AUTHORIZED TO EXECUTE THE RESTATED PLAN ON BEHALF OF THE CORPORATION. THE SECRETARY SHALL RETAIN ONE COPY OF THE PLAN AS STATED PRIOR TO THE AMENDMENTS ADOPTED AT THIS MEETING AS PART OF THE PERMANENT RECORD OF THE CORPORATION AND THE SECRETARY SHALL REMOVE FROM CIRCULATION ALL OTHER COPIES OF THE PLAN AS STATED PRIOR TO SUCH AMENDMENTS.

         RESOLVED FURTHER, THAT LOU V. HOLDNER, MARVIN L FRIEDLAND AND LYNN H. WHEELER BE APPOINTED AS MEMBERS OF THE ADVISORY COMMITTEE OF THE PLAN, EACH TO SERVE UNTIL APPOINTMENT OF A SUCCESSOR, THAT THE EMPLOYER BE APPOINTED FOR THE PLAN AS THE PLAN ADMINISTRATOR AND THAT WEST ONE TRUST COMPANY BE APPOINTED AND CONTINUE AS TRUSTEE OF THE TRUST CREATED UNDER THE PLAN.

         There being no further business to come before the meeting, it was, upon motion duly made, seconded and unanimously adopted, adjourned.

                                             Marvin L.  Friedland, Secretary
                                             -------------------------------

                         CONSENT TO HOLD SPECIAL MEETING


         -----------------------------------       -----------------------------
         Harold R.  Tate                                   Lou V.  Holdner


                          -----------------------------
                               Marvin L. Friedland